Exhibit 10(b)

                   EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENT

                                 BY AND BETWEEN


                         WARREN R. GERLEIT ("Executive")

                UNITED NATIONAL BANCORP, a New Jersey Corporation

                                       and

                              UNITED NATIONAL BANK


                            DATED AS OF JULY 1, 1998


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                                TABLE OF CONTENTS


                                                                           PAGE

BACKGROUND .................................................................. 1

ARTICLE I
 .........TERM OF EMPLOYMENT AND DUTIES
         1.1      Agreement ................................................. 2
         1.2      Term ...................................................... 2
         1.3      Position .................................................. 3

ARTICLE II
         COMPENSATION AND BENEFITS
         2.1      Base Compensation ......................................... 3
         2.2      Additional Incentive Compensation ......................... 4
         2.3      Retirement Plans .......................................... 4
         2.4      Medical, Disability and Life Insurance Plans .............. 4
         2.5      Stock Award Plans ......................................... 5
         2.6      No Adverse Change After Change in Control.................. 5
         2.7      Expense Reimbursement ..................................... 5

ARTICLE III
         DISABILITY OR DEATH
         3.1      Termination for Disability ................................ 6
         3.2      Termination Due to Death .................................. 6

ARTICLE IV
         OTHER TERMINATION
         4.1      Termination for Cause ..................................... 7
         4.2      Termination for Poor Performance .......................... 8
         4.3      Termination Without Cause ................................. 9
         4.4      Resignation for Good Reason ...............................10
         4.5      Resignation Without Good Reason ...........................11
         4.6      Definition of Change in Control ...........................11
         4.7      Notice ....................................................13
         4.8      Mitigation ................................................13
         4.9      Parachute Payment Tax Gross-Up.............................13

ARTICLE V
         MISCELLANEOUS
         5.1      Severance Compensation and Benefits Not in
                    Derogation of Other Benefits ............................16
         5.2      Indemnification by Company For Executive's

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                    Expenses ................................................16
         5.3      Non-Disclosure of Confidential Information
                    and Non-Compete .........................................17
         5.4      Payroll and Withholding Taxes .............................18
         5.5      Changes ...................................................18
         5.6      Notices ...................................................18
         5.7      Rights Absolute ...........................................19
         5.8      Successors ................................................19
         5.9      Non-Assignability .........................................19
         5.10     Governing Law .............................................20

                                       ii

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                   EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENT



                  THIS AGREEMENT is made as of the 1st day of July, 1998 by and between United National Bancorp, a New Jersey corporation ("UNB"), United National Bank (the "Bank") (jointly hereinafter referred to as the "Company") and Warren R. Gerleit (hereinafter referred to as the "Executive").

                                   BACKGROUND

                  WHEREAS, the Executive is employed by the Company; and

                  WHEREAS, the Executive, throughout his tenure, has worked diligently in his position for the business of the Bank and UNB; and

                  WHEREAS, the Boards of Directors of the Bank and UNB (collectively, the "Boards") are of the opinion that the future services of the Executive are of substantial value to the Bank and UNB and that it is important for the growth and development of the Bank and UNB that the Executive continue in his position; and

                  WHEREAS, if the Company should receive any proposal from a third party concerning a possible business combination with, or acquisition of the equity securities of, the Company, the Boards believe it is imperative that the Company and the Boards be able to rely upon the Executive to continue in his position, and that the Boards be able to receive and rely upon the advice of the Executive, if requested, as to the best interests of the Company and its shareholders, without concern that the Executive may be distracted by personal uncertainties or risks created by such a proposal; and


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                  WHEREAS, to achieve such a goal, and to retain the services of the Executive prior to any such activity, the Boards and the Executive have agreed to enter into this Employment Agreement.

                  NOW, THEREFORE, to assure the Company that it will retain the continued dedication of the Executive as well as the availability of the advice and counsel of the Executive notwithstanding the possibility or occurrence of a Change in Control (as hereafter defined) of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby, agree as follows:

                                   ARTICLE I.

                          TERM OF EMPLOYMENT AND DUTIES
                  1.1......Agreement.  The Company  hereby employs the Executive and the Executive hereby agrees to render such services to the Company on the terms and conditions set forth in this Agreement.

                  1.2......Term.  The term of  employment  under this  Agreement
(hereinafter the "term") shall commence on July 1, 1998, and shall terminate June 30, 2003, except that if there shall occur a Change in Control of the Company during such period, the term shall end on the third anniversary of the Change in Control (regardless of whether such third anniversary occurs before or after June 30, 2003). If the Executive's employment by the Company continues beyond June 30, 2003 and this Agreement is not renewed, the severance provisions of Section 4.3 shall nonetheless continue until June 30, 2005. Notwithstanding the foregoing, the term shall expire on the date the


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Executive turns age 65 if it has not yet expired by such date. The Agreement may be sooner terminated in accordance with the terms and conditions hereinafter set forth.

                  1.3......Position.  During  the  term of this  Agreement,  the
Executive shall be employed as the Executive Vice President, Lending and Branch Administration of the Bank or in comparable positions, or the same positions with such other corporate or divisional centers as shall succeed to the business, assets and properties of UNB or the Bank, as the case may be. The Executive shall devote his full time and attention to the business of the Company, and shall not during the term be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his or his family's which do not require significant service in the operation of such investments, nor as preventing his service on any other Board of Directors for which he served as of the date hereof or serves hereafter with the consent of the Board of Directors of UNB.

                                   ARTICLE II.
                            COMPENSATION AND BENEFITS

                  2.1......Base  Compensation.  The Company will  compensate and pay the Executive for his services during the term of this Agreement at a minimum base salary per year of $165,300, with annual increases in amounts to be determined by the Board of Directors of UNB each year ("Base Salary"). In no event shall the Base Salary of the Executive under this Agreement in effect at any particular time be reduced without the prior written consent of Executive, except that prior to a Change in Control of the Company (but not thereafter), the Base Salary may be reduced without

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the  Executive's  consent no more than once per year,  with each such  reduction limited to ten percent (10%) of the prior year's Base Salary.

                  2.2......Additional Incentive Compensation. During the term of this Agreement, the Executive shall also be entitled to participate in other executive incentive compensation arrangements, similar to the incentive compensation arrangements now in effect for executives of the Company pursuant to which executives are paid an annual bonus; provided, however, that prior to a Change in Control of the Company the participation of the Executive in such arrangements shall mean that the Executive is eligible for an incentive award but shall not obligate the Company to make any incentive award or pay any incentive compensation to Executive; provided further, however, that after a Change in Control of the Company, the Executive must be paid an annual bonus that is at least as large as the highest bonus paid to the Executive in any year during the three years immediately prior to a Change in Control.

                  2.3......Retirement  Plans. During the term of this Agreement, the Executive shall be entitled to participate in any plans of the Company relating to pension, profit sharing, benefit equalization, or other programs now in effect or that the Company may hereafter adopt for the benefit of its employees or executives.

                  2.4......Medical,  Disability and Life Insurance Plans. During
the term of this Agreement, the Executive shall be entitled to participate in any medical coverage, hospitalization, medical reimbursement, disability, and life insurance plans now in effect or that the Company may hereafter adopt.

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                  2.5......Stock Award Plans. During the term of this Agreement, the Executive shall be entitled to participate in and receive the benefits of any stock option, restricted stock or similar stock based compensation plans covering executives of the Company which presently exist or may come into existence hereafter (a "Stock Plan"); provided, however, that the participation of the Executive in such Stock Plans shall mean that the Executive is eligible to receive benefits and awards but shall not obligate the Company to grant the Executive any particular benefits or awards.

                  2.6......No  Adverse Change After Change in Control.  Before a
Change-in-Control of the Company, the Company may change or terminate any benefit plan or bonus plan provided to the Executive. Following a Change in Control of the Company, the Company may not change or terminate any plans set forth above under Sections 2.2, 2.3, 2.4 and 2.5, which would adversely affect the Executive's rights or benefits thereunder unless such change is consented to by the Executive or occurs as a consequence of a change in law or regulation.

                  2.7......Expense  Reimbursement.   During  the  term  of  this
Agreement, the Company shall reimburse the Executive or otherwise provide for or pay for all reasonable expenses incurred by the Executive in furtherance or in connection with the business of the Company including but not limited to automobile and travel expenses, and all reasonable entertainment expenses, subject to such reasonable limitations as may be established by the Boards from time to time. If such expenses are paid by the Executive, the Company will reimburse the Executive therefor.


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                                  ARTICLE III.
                               DISABILITY OR DEATH

                  3.1......Termination  for  Disability.  If the Executive shall become disabled or incapacitated to the extent that he is unable to perform his duties for a period of four (4) months in any twelve (12) month period, the Company may terminate the employment of the Executive by written notice of termination provided to the Executive. In the event of a termination for disability or incapacity hereunder, the Executive shall have no right to compensation or other benefits for any period after the date of termination, except as follows: (i) before a Change in Control of the Company, if and to the extent that the Executive is not receiving from public or private insurance policies paid for by the Company disability benefits equal to or greater than his Base Salary prior to the termination, then for a period of six months following the termination, the Company shall continue to pay to the Executive, as severance pay, an amount which together with the disability insurance payments equals 100% of his Base Salary; and (ii) after a Change in Control of the Company, such termination shall be treated as a termination without cause under Section 4.3(c) hereof.

                  3.2......Termination Due to Death. Employment of the Executive
shall automatically terminate by reason of the death of the Executive and no notice of termination shall be required. In the event of a termination due to the death of the Executive, either before or after a Change in Control of the Company, the estate of the Executive and his heirs and beneficiaries shall have no right to compensation or other benefits for any period after the date of death except as follows: if and to the extent that the Executive's estate, designated beneficiaries and heirs do not

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receive, from life insurance policies paid for by the Company, proceeds equal to or greater than 200% of the Base Salary as of the date of death, then the Company shall continue to pay to the Executive's estate, as severance pay, the Base Salary for up to six months or, if earlier, until such payments, together with the proceeds of the life insurance policies, equal 200% of the Base Salary.

                                   ARTICLE IV.
                                OTHER TERMINATION

                  4.1......Termination For Cause.

                  (a)......The  Company  shall have the right,  at any time upon prior written Notice of Termination (as herein defined), to terminate the employment of the Executive for Cause. For the purpose of this Agreement, "Cause" shall mean willful misconduct, breach of fiduciary duty involving personal benefit to the Executive, conviction of a felony, willful breach or willful neglect by the Executive of his duties as an Executive of the Company, or persistent negligence or misconduct in the performance of such duties. For purposes of this paragraph, no act or failure to act on the part of the Executive shall be considered "willful" unless done or omitted not in good faith and without reasonable belief that the action or omission was in the best interest of the Company. Any acts undertaken by the Executive on the instruction of the Board of Directors of UNB or the Bank shall not constitute Cause. If the termination for Cause occurs after a Change in Control, the Executive shall not be deemed to have been terminated for Cause hereunder unless and until: (i) there shall have been delivered to the Executive a copy of a certification by a majority of the non-officer members of the Board of Directors of the Bank finding that, in the good faith opinion of such majority, the Executive was guilty of conduct which was deemed to be Cause for


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termination  and specifying the  particulars  thereof in detail,  and (ii) after reasonable notice to the Executive there shall have been an opportunity for the Executive, together with counsel to the Executive, to be heard before such non-officer members of the Board of Directors.

                  (b)......In  the event  employment is validly  terminated  for
Cause pursuant to Section 4.1(a) hereof, the Executive shall have no right to further compensation or benefits hereunder for any period after the date of such termination.

                  4.2......Termination For Poor Performance.

                  (a)......The  Company shall have the right,  at any time prior to a Change in Control of the Company (but not thereafter), to terminate the employment of the Executive for Poor Performance by written Notice of Termination (as defined in Section 4.7 hereof). For the purpose of this Agreement, "Poor Performance" shall mean a finding by a majority of the non-officer members of each of the Boards of Directors of UNB and the Bank that, in the good faith opinion of each such majority: (i) the Executive's performance of his duties was sufficiently unsatisfactory to merit termination, and (ii) prior notice of such unsatisfactory performance was given to the Executive without cure having occurred. In making such a finding, the Board of Directors shall utilize the input of the Chief Executive Officer ("CEO") unless the CEO is being terminated.

                  (b)......In  the event  employment is validly  terminated  for
Poor Performance pursuant to Section 4.2(a) hereof, the Company shall continue to pay to the Executive, as severance pay, his Base Salary for a period of one year following such termination and shall continue to pay for and to provide medical insurance for the Executive and his family for such period, but the

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Executive  shall have no right to any other  form of  compensation  or  benefits hereunder for any period after the date of such termination.

                  4.3......Termination Without Cause.

                  (a)......Right to Terminate.  The Company shall have the right to terminate the employment of the Executive without Cause if the Company does so by prior written Notice of Termination which specifies that the Company agrees to pay the severance compensation and benefits herein set forth.

                  (b)......Severance  Compensation  and Benefits Prior to Change
in Control. If prior to a Change in Control of the Company, the Company terminates the employment of the Executive other than for Cause, Poor Performance, disability or death of the Executive, the Company shall continue to pay to the Executive, as severance pay, his Base Salary during the period of two years following such termination and shall continue to pay for and to provide medical insurance for the Executive and his family for such period. The Executive shall be entitled to no other compensation or benefits hereunder after the effective date of such termination.

                  (c)......Severance  Compensation  and Benefits After Change in
Control. If after a Change in Control of the Company, the Company terminates the employment of the Executive other than for Cause, disability or death of the Executive, the Company shall pay to the Executive as severance pay within ten
(10) business days following the date of termination a lump sum equal to the product of (x) 2.0, times (y) the average annual compensation, including Base Salary and Bonus, paid to the Executive by the Company during the five years prior to the Change-in-Control (or such fewer years as the Executive shall have been employed by the Company). The Executive shall be entitled to no other compensation or benefits hereunder after the effective date of such termination (except as provided by Section 5.2).

                  4.4......Resignation for Good Reason.

                  (a)......Right  to Resign for Good Reason.  The  Executive may
terminate his employment hereunder for Good Reason following a Change in Control of the Company but not before. For purposes of this Agreement, "Good Reason" shall mean any one or more of the following: (i) the assignment to the Executive without the prior written consent of the Executive of any duties inconsistent with the position, duties, responsibilities and status of the Executive with the Company immediately prior to the Change in Control of the Company, (ii) a change in the reporting responsibilities, title or office of the Executive as in effect immediately prior to a Change in Control of the Company, (iii) any removal of the Executive from, or any failure to re-elect the Executive to, any of the positions held by the Executive immediately prior to the Change in Control of the Company, (iv) a reduction by the Company in the Base Salary of the Executive as in effect immediately prior to a Change in Control or as the same may thereafter have been increased from time to time, (v) any failure to pay the Executive the annual bonus as provided in Section 2.2, (vi) any requirement that the Executive be relocated to an office which is more than 25 miles from the facility to which the Executive was assigned immediately prior to the date of the Change in Control, (vii) any change in or the failure of the Company to continue in effect any of the benefit plans set forth herein, unless in any case expressly agreed to by the Executive in writing, (viii) the failure by a successor to the Company after a Change in Control to expressly assume in writing for the benefit of the Executive the obligations of the Company hereunder; or (iv) any purported


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termination of the employment of the Executive which is not effected pursuant to the terms of this Agreement (and for purposes of this Agreement, no such purported termination shall be effective).

                  (b)......Severance Compensation and Benefits After a Change in
Control. If the Executive resigns for Good Reason after a Change in Control of the Company, the Company shall pay to the Executive as severance pay within ten
(10) business days of the effective date of the resignation of the Executive a lump sum equal to the product of (x) 2.0, times (y) the average annual compensation, including Base Salary and Bonus, paid to the Executive by the Company during the five years prior to the Change-in-Control (or such fewer years as the Executive shall have been employed by the Company). The Executive shall be entitled to no other compensation or benefits hereunder after the effective date of such resignation (except as provided by Section 5.2).

                  4.5......Resignation Without Good Reason.

                  (a)......Right to Resign.  The  Executive  may resign  without
Good Reason at any time upon four weeks prior notice.

                  (b)......No Compensation or Benefits. If the Executive resigns without Good Reason at any time, the Executive shall be entitled to no further compensation or benefits hereunder after the effective date of such resignation.

                  4.6......Definition  of  Change  in  Control.    For  purposes
of this Agreement, a "Change in Control" of the Company shall mean the first to occur of any of the following events:

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                  (a)......Any  person or entity or group of affiliated  persons or entities (other than UNB) becomes a beneficial owner, directly or indirectly, of 25% or more UNB's and/or the Bank's voting securities or all or substantially all of the assets of UNB and/or the Bank.

                  (b)......UNB   and/or  the  Bank   consummates   a  definitive
agreement pursuant to which either UNB or the Bank is merged, consolidated or combined with or into an unaffiliated entity in which either or both of the following occurs: (i) the directors of UNB and/or Bank, as applicable, immediately prior to such merger, consolidation or combination will constitute less than a majority of the board of directors of the surviving, new or combined entity; or (ii) less than 75% of the outstanding voting securities of the surviving, new or combined entity will be beneficially owned by the stockholders of UNB immediately prior to such merger, consolidation or combination.

                  (c)......UNB   and/or   the Bank  consummates   a   definitive
agreement pursuant to which all or substantially all of UNB's and/or the Bank's assets are transferred other than to a wholly-owned subsidiary of UNB.

                  (d)......A  majority of the members of the Board of  Directors of either UNB or the Bank shall be persons who: (i) were not members of such Board on the date hereof ("current members"); and (ii) were not nominated by a vote of the Board which included the affirmative vote of a majority of the current members on the Board at the time of their nomination ("future designees") and (iii) were not nominated by a vote of the Board which included the affirmative vote of a majority of the current members and future designees, taken as a group, on the Board at the time of their nomination.


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                  4.7......Notice.  Any notice of  termination of the employment of the Executive by the Company or by the Executive to the Company shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which shall (i) indicate the specific termination provision in this Agreement relied upon; (ii) except for a termination without Cause, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment of the Executive under the provision so indicated;
(iii) specify a date of termination, which shall be not less than thirty (30) nor more than ninety (90) days after such Notice of Termination is given, except in the case of termination of employment by the Company of the Executive for Cause pursuant to Section 4.1 hereof, in which case the Notice of Termination may specify a date of termination as of the date such Notice of Termination is given; and (iv) be given in the manner specified in Section 5.6 hereof.

                  4.8......Mitigation.   Executive  shall  not  be  required  to
mitigate the amount of any payment provided for in Article IV by seeking other employment or otherwise. There shall be no offset from payments or benefits due the Executive hereunder if Executive shall obtain any other employment or otherwise.

                  4.9......Parachute Payment Tax Gross-Up.

                  (a) Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments under this Section


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4.9 or any payments  and/or  benefits  under this Agreement or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, notwithstanding any other provisions of this Agreement, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on such payments and benefits and any federal, state and local income tax and Excise Tax upon payments provided for in this Section 4.9, shall be equal to the payments due to the Executive hereunder and the payments and/or benefits due to the Executive under any benefit plan of the Company. Each Gross-Up Payment shall be made by domestic cashier's or treasurer's check, certified check or wire transfer, upon the later of (i) five (5) days after the date the Executive notifies the Company of its need to make such Gross-Up Payment, or (ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  (b) IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given as soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise


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the  Company  of the  nature  of such  claim,  the date on which  such  claim is requested to be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i) Give the Company any information reasonably requested by the Company relating to such claim;
                           (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;
                           (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and
                           (iv) Permit the Company to participate in any proceedings relating to such claim;

provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim and provided further that the Company shall not take any action or fail to make any Gross-Up Payment so as to cause the assessment of any IRS levy and the Company shall cause any levy so assessed to be immediately released by payment of the Gross-Up Amount, together with all costs, interest and penalties.

                                   ARTICLE V.
                                  MISCELLANEOUS

                  5.1 Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of the Company specified in Sections 2.3 through 2.5 inclusive, except that the Executive shall not be entitled to the benefits of any other plan or program of the Company expressly providing for severance or termination pay.

                  5.2 Indemnification By Company For Executive's Expenses. If the termination of Executive's employment occurs after a Change in Control of the Company, the Company shall pay all expenses incurred by the Executive in connection with any claim by the Executive against the Company hereunder, including but not limited to attorneys' and accountants' fees in addition to other expenses incurred by the Executive. Such expenses shall be payable monthly upon demand by the Executive. A court of competent jurisdiction shall be empowered to deny payment to the Executive of such expenses, including attorneys' and accountants' fees, only if it determines that the Executive instituted a lawsuit or proceeding hereunder in bad faith or without reasonable cause. The Executive shall not be entitled to reimbursement for his legal fees if his termination of employment occurs prior to a Change in Control of the Company.

                 5.3 Non-Disclosure of Confidential Information and Non-Compete.

                  (a) Non-Disclosure of Confidential Information. Except in the course of the employment of the Executive by the Company, and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the term of this Agreement, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that all information concerning the identity of the customers of the Company and the relations of the Company to its customers is confidential information, unless such information is otherwise publicly known.

                  (b) Non-Competition. The Executive agrees that during the Executive's employment by the Company pursuant to this Agreement and during the Post-Employment Non-Compete Period (as hereinafter defined), the Executive will not, without the prior written consent of the Bank, engage in, become interested, directly or indirectly, as a sole proprietor, as a partner in a partnership, or as a substantial shareholder in a corporation, nor become associated with, in the capacity of an employee, director, officer, principal agent, trustee or in any other capacity whatsoever, any enterprise conducted in the trading area of business of the Bank (specifically, in New Jersey, New York or Pennsylvania) which enterprise is, or may be deemed to be, competitive with any business carried on by the Bank as of the date of the termination of the Executive's employment or his retirement. The Post-Employment Non-Compete Period shall mean a two-year period of time following termination of the Executive's employment with the Company, except if the termination of employment occurs after a Change in Control of the Company the Non-Compete Period shall be reduced to zero, and in the case of termination for Poor Performance prior to a Change in Control of the Company, it shall be reduced to one year.

                  (c) Specific Performance. The Executive agrees that the Company does not have an adequate remedy at law for the breach of this Section
5.3 and agrees that the Executive shall be subject to injunctive relief and equitable remedies as a result of a breach of any provision of this Section 5.3. The invalidity or unenforceability of any provision of this Section 5.3 (or this Agreement) shall not affect the force and effect of the remaining valid portions. Except as expressly provided in this Agreement, no breach by the Executive of the provisions of this Section 5.3 shall entitle the Company to withhold any benefits payable to the Executive hereunder.

                  5.4 Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to reduction by the applicable federal payroll or withholding taxes.

                  5.5 Changes. This Agreement may not be modified, changed, amended, or altered except in a writing signed by the Executive and by an officer of the Company duly authorized by the Boards of Directors or the executive committee of both the Bank and UNB.

                  5.6 Notices. All notices given or required to be given herein shall be in writing or sent by United States first-class certified or registered mail, postage prepaid, to the Executive at the last-known address for the Executive (or to the personal representative of the Executive upon his death), and to the Company at the principal executive office for UNB (or any successor thereto), to the attention of the Chairman of the Board. All such notices shall be effective when deposited in the mail in the manner specified in this Section 5.6. Either party by a notice in writing to the other party may change or designate the place for receipt of such notices.

                  5.7 Rights Absolute. No course of conduct between the Company and the Executive and no delay or omission by the Company or the Executive to exercise any right or power given under this Agreement shall: (i) impair the subsequent exercise of any right or power or (ii) be construed to be a waiver of any default or to be an acquiescence in or consent to the curing of any default while any other default shall continue to exist, or be construed to be a waiver of such continuing default or of any other right or power that shall theretofore have arisen; and every power and remedy granted by law and by this Agreement to any party hereto may be exercised from time to time and as often as may be deemed expedient. All such rights and powers shall be cumulative to the fullest extent permitted by law.

                  5.8 Successors. This Agreement shall inure to the benefit of and be binding upon (i) the Executive and, to the extent applicable, his heirs, assigns, executors, and personal representatives and (ii) the Company, its successors and assigns, including, without limitation, any person, partnership, or corporation which may acquire all or substantially all of the assets and business of the Company, or with or into which the Company may be consolidated or merged, and this provision shall apply in the event of any subsequent merger, consolidation, or transfer.

                  5.9 Non-Assignability. This Agreement is personal to each of the parties and none of the parties may assign or delegate any of its rights or obligations under this Agreement without the prior written consent of the other party.

                  5.10 Governing Law. This Agreement shall be governed in all respects and be interpreted by and under the laws of the State of New Jersey.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.


ATTEST                                      UNITED NATIONAL BANCORP

By: /s/ Ralph L Straw, Jr.                By:     /s/ George W. Blank
    ----------------------                        -------------------------
      , Secretary                                 George W. Blank, Chairman
                                                  Compensation Committee of
                                                    the Board of Directors

ATTEST:                                     UNITED NATIONAL BANK

By: /s/ Ralph L Straw, Jr.                By:     /s/ George W. Blank
    ----------------------                        -------------------------
      , Cashier                                   George W. Blank, Chairman
                                                  Compensation Committee of
                                                    the Board of Directors

/s/ Cynthia L. Gorawski                           /s/ Warren R. Gerleit
---------------------------                 --------------------------------
Witness                                              WARREN R. GERLEIT